EXHIBIT 10.5

DEFERRAL ELECTIONS FOR [GRANT YEAR] PERFORMANCE-BASED RESTRICTED SHARE UNIT AWARD

IN-SERVICE DISTRIBUTION:

I elect to defer receipt of my entire [Grant Year] grant of restricted share units after they vest until                                                                  , which is a specific date after [date approximately one year following Grant Date] (the last possible time for the Compensation Committee to determine whether performance conditions to the vesting of such grant have been met) and before [date approximately ten years following Grant Year] (ten (10) years after the earliest possible such date).

I understand that this election may only be modified if, at least twelve (12) months prior to the date selected above, I elect to further defer receipt of my entire grant to a specific date between [the last possible time for the Compensation Committee to determine whether performance conditions to the vesting of such grant have been met] and [ten (10) years after the earliest possible such date] that is at least five (5) years after my initial deferral date.

Signature	Date

POST-TERMINATION DISTRIBUTION FOR REASONS OTHER THAN DEATH OR DISABILITY:

I elect to defer receipt of my entire [Grant Year] grant of restricted share units after they vest until                                                                          after the termination of my employment for reasons other than death or disability, which is a time between six (6) months after my separation from service and three (3) years after my separation from service.

I understand that this election is irrevocable.

Signature	Date

POST-TERMINATION DISTRIBUTION DUE TO DISABILITY:

I elect to defer receipt of my entire [Grant Year] grant of restricted share units after they vest until                                                                       after the termination of my employment due to disability, which is a time between my separation from service and three (3) years after my separation from service.

I understand that this election is irrevocable.

Signature	Date

POST-TERMINATION DISTRIBUTION DUE TO DEATH:

I elect to defer receipt of my entire [Grant Year] grant of restricted share units after they vest until                                                                        after the termination of my employment due to death, which is a time between my separation from service and three (3) years after my separation from service.

I understand that this election is irrevocable.

Signature	Date